UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 November 13, 2014
Date of Report (Date of earliest event reported)

__________________
THE RUBICON PROJECT, INC.
(Exact name of registrant as specified in its charter)
 __________________

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor
Los Angeles, CA 90094
(Address of principal executive offices, including zip code)

(310) 207-0272
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 13, 2014, The Rubicon Project, Inc. (“Rubicon Project” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with iSocket, Inc. (“iSocket”), Pluto 2014 Acquisition Corp., a wholly owned subsidiary of Rubicon Project (“Merger Sub”), Shareholder Representative Services LLC, solely in its capacity as the initial Holder Representative thereunder, and certain persons delivering joinder agreements therewith. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into iSocket, with iSocket surviving as a wholly owned subsidiary of the Company. On November 17, 2014, the parties consummated the transactions (the “Merger Transactions”) contemplated by the Merger Agreement and iSocket became a wholly owned subsidiary of the Company.

In connection with consummating the Merger Transactions, at the closing Rubicon Project issued (after adjustment for and payment in cash in lieu of fractional shares) to the stockholders of iSocket (the “Holders”) shares of Rubicon Project common stock having an aggregate value equal to approximately $10,000,000, based on the average closing price of Rubicon Project’s common stock on the NYSE for the ten consecutive trading days ending on (and including) November 12, 2014. In all, 840,885 shares of common stock of Rubicon Project were issued, of which 125,116 shares were deposited in an escrow fund to serve as a source of payment of any indemnification obligations of the Holders under the Merger Agreement (collectively, the “Closing Consideration”). In addition to the Closing Consideration, if certain performance milestones are achieved, the Merger Agreement contemplates the issuance by Rubicon Project of up to an additional $12,000,000 worth of shares of Rubicon Project common stock, with the shares valued for such purpose at the average closing price of Rubicon Project’s common stock on the NYSE for the ten consecutive trading days ending on (and including) the last trading day of 2015 (collectively, the “Earnout Consideration”). Payment of the Earnout Consideration is subject to the milestones set forth in the Merger Agreement and shall be due and payable, if earned, shortly following the end of the 2015 calendar year, all in accordance with and pursuant to the terms and conditions set forth in the Merger Agreement.

The board of directors of Rubicon Project approved and adopted the Merger Agreement. The Merger Agreement was not subject to approval by the stockholders of Rubicon Project.

The foregoing summary of the Merger Agreement and the Merger Transactions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The Merger Agreement has been incorporated herein by reference, and the above description has been included, to provide investors and security holders with information regarding the terms of the Merger Agreement and Merger Transactions. They are not intended to provide any other factual information about Rubicon Project, iSocket or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants, or any description thereof, may not reflect the actual state of facts or condition of Rubicon Project, iSocket, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Rubicon Project. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Rubicon Project and its subsidiaries that Rubicon Project includes in reports, statements and other filings they make with the U.S. Securities and Exchange Commission.

Item 2.01. Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information relating to the consummation of the Merger Transactions contained or incorporated in Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information under Item 1.01 relating to the Earnout Consideration is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sale of Equity Securities.

On November 17, 2014, the Company completed its acquisition of iSocket pursuant to the Merger Agreement. To the extent required by Item 3.02 of Form 8-K, the information under Item 1.01 is incorporated herein by reference. As noted above, pursuant to the Merger Agreement, the Company issued (after adjustment for and payment in cash in lieu of fractional shares) 840,885 shares of Rubicon Project common stock to the Holders (of which 125,116 shares were deposited in an escrow fund to serve as a source of payment of any indemnification obligations of the Holders under Article VIII of the Merger Agreement). The shares of Rubicon Project common stock were issued in a private placement exempt from registration under Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On November 17, 2014, the Company issued a press release announcing the entry into the Merger Agreement and the consummation of the Merger Transactions and certain other matters. A copy of the press release is furnished as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information furnished in Item 7.01 of this Current Report, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company intends to file the financial statements of iSocket required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Company intends to furnish the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated November 13, 2014, by and among The Rubicon Project, Inc., Pluto 2014 Acquisition Corp., iSocket, Inc., Shareholder Representative Services LLC, solely in its capacity as the initial Holder Representative thereunder, and certain persons delivering joinder agreements therewith.†

99.1	Press release, dated November 17, 2014 (solely furnished and not filed for purposes of Item 7.01).

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rubicon Project hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE RUBICON PROJECT, INC.

By:	/s/ Brian W. Copple
Brian W. Copple
Secretary

Date: November 17, 2014

EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated November 13, 2014, by and among The Rubicon Project, Inc., Pluto 2014 Acquisition Corp., iSocket, Inc., Shareholder Representative Services LLC, solely in its capacity as the initial Holder Representative thereunder, and certain persons delivering joinder agreements therewith.†

99.1	Press release, dated November 17, 2014 (solely furnished and not filed for purposes of Item 7.01).

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rubicon Project hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.